WARRANT AGREEMENT

THIS WARRANT AGREEMENT dated as of June 27, 2006, is entered into between AMARILLO BIOSCIENCES, INC., a Texas corporation (the "Company"), and MARKS VALUE PARTNERS, LLC, a California limited liability company (“Holder”).

W I T N E S S E T H:

WHEREAS, the Company proposes to issue to Holder warrants ("Warrants") to purchase up to 200,000 shares (the "Shares") of the Voting Common Stock of the Company (the “Stock”); and

WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Holder in connection with that certain Investor Direct Marketing Service Agreement dated June 27, 2006, between the parties hereto;

NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant. Holder is hereby granted the right to purchase, at any time from execution of this Warrant Agreement by both parties ("Effective Date") until 5:00 p.m., Central Standard Time, on June 26, 2009 (the "Warrant Exercise Term"), up to 200,000 Shares at an initial exercise price of $2.00 per Share. The Warrants may be exercised in whole or in part, and from time to time during the term hereof.

2. Warrant Certificates. The warrant certificates (“Warrant Certificates”) delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit "A", attached hereto and made a part hereof. A future election to exercise the Warrant to purchase shares, in whole or in part, shall be completed on the form attached at page A-3 of Exhibit A, and a future assignment or transfer of the Warrant Certificate, in whole or in part, shall be completed using the form attached at Page A-4 of Exhibit A.

3. Exercise of Warrants. The Warrants initially are exercisable at the price set forth in Article 1, above, payable in cash or by certified or official bank check to the order of the Company, or any combination of cash or such check. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the exercise price for the Shares purchased, at the Company's principal offices, the registered Holder of a Warrant Certificate shall be entitled to receive a certificate or certificates for the Shares so purchased. In the case of a purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith without charge to the Holder thereof, except for any tax which may be payable in respect of the issuance thereof, and for which the Company shall be required, by applicable law or regulation, to withhold, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof. The Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax.

The Warrant Certificates and, upon exercise of the Warrants in whole or in part, certificates representing the Shares shall bear a legend substantially similar to the following:

"The securities represented by this certificate and the other securities issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the ‘Act’), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of competent securities counsel stating that an exemption from registration under such Act is available."

5. Restriction on Transfer of Warrants.

(a) The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, except upon compliance with applicable state and federal securities laws.

(b) Holder has had an opportunity to receive and review all documents and information that it considers material to Holder’s acquisition of the Warrants and to ask questions of and receive satisfactory answers from the Company, or a person or persons acting on the Company’s behalf, concerning the Company and the terms and conditions of the purchase of the Warrants, and all such questions have been answered to the full satisfaction of Holder.

(c) Holder is a sophisticated investor with such knowledge and experience in financial and business matters and investments in restricted securities that Holder is capable of evaluating the merits and risks of acquiring the Warrants.

(d) Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

(e) Holder acknowledges that except as expressly stated in Article 9 of this Agreement, neither the Company nor any officer, director, employee, agent or representative of the Company have made any representations or warranties of any kind to Holder including representations regarding future revenues, earnings or profits of the Company, the future value of the Warrants or Shares, the future capitalization of the Company, the occurrence or timing of any public offering by the Company, the amount of future business that may be transacted by the Company or otherwise. Holder further understands that the Company’s success in achieving its goals and objectives in the future and implementing its business plan cannot be predicted and is subject to numerous factors not within the control of the Company. Holder is not acquiring the Warrants based upon representations, oral or written, by any person with respect to the future value of, or income from, the Warrants or Shares, or the length of time that Holder will be required to remain as the owner of the Warrants or Shares but rather upon an independent examination and judgment as to the prospects of the Company.

(f) Holder understands that neither the Warrants nor the Shares have been registered under the Securities Act, or any other applicable state or federal securities statutes (together with the Securities Act, the “Acts”). Holder understands that the Warrants are subject to restrictions on transfer and that Holder may bear the economic risk of acquiring the Warrants for an indefinite period of time.

(g) The address and federal tax number set forth herein are Holder’s true and correct residence or principal place of business and federal tax number. Holder has no present intention of moving Holder’s residence or principal place of business to any other state or jurisdiction.

(h) Holder acknowledges that the Warrants were not offered to Holder by means of general solicitation, publicly disseminated advertisements or sales literature.

(i) Holder understands that the Warrants are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Holder set forth herein.

6. Price. The exercise price of each Warrant shall be as stated in Article 1.

7. Not Registered. The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended (the "Act").

8. Certain Reclassifications, Merger, Consolidation, or Sale. In case the Company should propose to effect any reclassification or change in the outstanding shares of the Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a split or reverse split or other similar subdivision or combination), or any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassifica-tion or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall be notified in writing of such proposed transaction at least thirty (30) days prior to the consummation thereof. Shares of Stock acquired by Holder pursuant to its exercise or partial exercise of the Warrants shall participate fully in such transaction, on the same basis as other issued and outstanding shares of Stock of the Company. Any Warrants not exercised prior to the consummation of any such transaction shall lapse in their entirety and shall be of no further force or effect.

9. Stock Splits or Reverse Stock Splits. In case the Company should undergo a stock split or reverse stock split or other similar subdivision or combination, the Warrant shall remain in force during the Warrant Exercise Term, and the number of shares with respect to which the Warrants are exercisable, and the exercise price, shall be appropriately adjusted.

10. Registration of Shares. If at any time after Holder shall have exercised some or all of the Warrants, the Company should determine to conduct a registered public offering of its securities, the Company shall notify Holder and Holder shall have the right to have its Shares registered as a part of the registration contemplated with regard to such public offering. Such registration of the Shares shall be at the Company’s expense. The foregoing notwithstanding, the Company shall not be required to include Holder’s stock in the registration, if the Company’s underwriters object thereto; provided further, however, that if the underwriters permit any executive officers, directors, or ten percent (10%) owners of the Company to register their shares pursuant to such offering, then Holder shall be entitled to register a proportionate number of its Shares pursuant to such offering, which proportion shall be determined by dividing the number of shares of executive officers, directors, and ten percent (10%) owners allowed to be registered, by the number of shares of the Company then issued and outstanding, held by such persons.

11. Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. The Company has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted.

(b) The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and consummate the transactions contemplated hereby. The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

(c) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and the effect of rules of law governing the availability of equitable remedies.

12. Exchange and Replacement of Warrant Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

13. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

14. Shareholder Rights. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matters, or as having any rights whatsoever as a shareholder of the Company, prior to the exercise of the Warrants.

15. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a) if to a registered holder of the Warrants, to the address of such Holder as show on the books of the Company; or

(b) if to the Company, to its principal place of business or to such other address as the Company may designate by notice to the Holders.

16. Supplements and Amendments. The Company and Holder may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the company and Holder may deem necessary or desirable.

17. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and permitted assigns hereunder. Holder may assign any or all of the Warrants to one or more of its Affiliates (as hereafter defined) without the consent of the Company. No Warrants may be assigned to any non-Affiliates of the Holder without the Company’s prior written consent which consent will not be unreasonably withheld or delayed. “Affiliate” shall mean with respect to any person, any other person controlling, controlled by or under common control with such person. For purposes of this definition and this Agreement, the term “control” (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a person.

18. Termination. This Agreement shall terminate at the end of the Warrant Exercise Term, or upon such earlier date as all Warrants have been exercised, except that the provisions of Article 9 shall survive such termination.

19. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of said State, and venue of any action relating to the Warrants or the Shares shall be in Potter County, Texas.

20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Holder and any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Holder and any other Holder or Holders of the Warrant Certificates, Warrants or the Shares.

21. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Holder shall not, without the prior written consent of the Company’s managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred and eighty (180) days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Article 19. This Article 19 shall not apply to shares registered in a public offering under the Securities Act. Holder shall be subject to this Article 19 only if the directors, officers and 10% shareholders of the Company are subject to arrangements which are no more favorable than those to which Holder will be subject, and in the event of such more favorable arrangements, Holder will agree to be likewise bound by the terms thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

COMPANY:		HOLDER:

AMARILLO BIOSCIENCES, INC.		MARKS VALUE PARTNERS, LLC

By:	/s/ Joseph M. Cummins	By:
	Joseph M. Cummins, President	Jack Marks, Member and Manager

Federal Tax I.D. No. of LLC:_______________

Address:

EXHIBIT "A"

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF RESTRICTED SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COMPETENT SECURITIES COUNSEL STATING THAT AN EXEMP-TION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

EXERCISABLE ON OR BEFORE 5:00 P.M., CENTRAL STANDARD TIME, JUNE 26, 2009.

200,000 Warrants

WARRANT CERTIFICATE

This Warrant Certificate certifies that MARKS VALUE PARTNERS, LLC (“Holder”) or registered assigns, is the registered holder of 200,000 Warrants to purchase, at any time from June 27, 2006, until 5:00 p.m., Central Standard Time, on June 26, 2009 ("Expiration Date"), up to 200,000 shares ("Shares") of fully-paid and non-assessable Voting Common Stock of AMARILLO BIOSCIENCES, INC., a Texas corporation (the "Company"), at the exercise price (the "Exercise Price") of $2.00 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of June 27, 2006 between the Company and Holder (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, by certified or official bank check in funds payable to the order of the Company, by application of principal and accrued interest owing to Holder to the extent permitted by the Warrant Agreement, or any combination of cash, such check or application of indebtedness.

No Warrant may be exercised after 5:00 p.m., Central Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall become void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the company shall forthwith issue to the holder hereof a new Warrant Certificate representing the number of unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

DATED: June 27, 2006.

AMARILLO BIOSCIENCES, INC.

By:	/s/ Joseph M. Cummins
Joseph M. Cummins, President

AMARILLO BOISCIENCES, INC.

ELECTION TO PURCHASE SHARES
UNDER WARRANT AGREEMENT DATED JUNE 27, 2006

The undersigned hereby irrevocably elects to exercise the right, represented by a Warrant Certificate issued in the name of the undersigned, to purchase _____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable to the order of AMARILLO BIOSCIENCES, INC. (the “Company”) in the amount of $_____________, all in accordance with the terms of the Warrant Agreement. The undersigned requests that a certificate for such Shares be registered in the name of ________________________________, and that such Certificate be delivered to ____________________________________, whose address is ______________________________________________________.

Dated: ________________________.

Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Insert Federal Employer’s Tax Id Number
or Other Identifying Number of Holder)

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder
desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto

______________________________________________
(print name and address of transferee)

the attached Warrant Certificate, evidencing the right to purchase ____________ Shares of Voting Common Stock of AMARILLO BIOSCIENCES, INC., together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

FOR VALUE RECEIVED ______________________________________________ hereby sells, assigns and transfers unto

_____________________________________________________________________

(print name and address of transferee)

the attached Warrant Certificate, evidencing the right to purchase ____________ Shares of Voting Common Stock of AMARILLO BIOSCIENCES, INC., together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

DATED: _______________________.

Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Insert Federal Employer’s Tax Id Number
or Other Identifying Number of Holder)